EXHIBIT 10.12


                         NOTICE OF GRANT OF STOCK OPTION

                                                                Time Warner Inc.
                                                                 ID:  13-4099534
                                                          One Time Warner Center
                                                         New York, NY 10019-8016


I, ___________________, am the Participant.               ID:  _________________

Participant has been granted options to buy Time Warner Common Stock (the "Stock Options") as follows:

Non-Qualified Stock Option Grant Number:                         _______________
Date of Grant:                                                   _______________
Purchase Price per Share:                                        _______________
Total Number of Shares Granted:                                  _______________

Time Warner and I agree that these options are granted under and governed by the terms and conditions of the <<Plan Name>> (the "Plan") and <<Agreement version>> (the "Agreement"), all of which are incorporated by reference into, and made a part of, this document, and which I can access and review through the HR Website at http://infocenter.twi.com/en/employees_first/stock_options/plans_and_ agreements/index.html. I am also advised to refer to the Prospectus that contains a Summary Plan Description of the plan (the "Plan Summary"), which also may be accessed through the HR Website.

I hereby consent to receive the Plan, the Agreement and the Plan Summary electronically via the HR Website, and I agree that I have had an opportunity to review these records.

I understand that my Stock Options shall become vested and exercisable only in accordance with the following vesting schedule, subject to the Plan and Agreement terms:

         Number of Shares           Vesting Date              Expiration Date





I understand that the vesting of my Stock Options will cease in certain circumstances, including but not limited to, termination of employment, as provided in the Plan and Agreement.

I understand there is a limited time period to exercise my vested and exercisable options following a termination of employment, and that if vested and exercisable Stock Options


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are not exercised within the prescribed time period in the Agreement,  they will be canceled and cannot ever be exercises, as provided in the Plan and Agreement.

I understand that my unvested Stock Options will be canceled upon a termination of employment and cannot ever be exercised, as provided in the Plan and Agreement.

I understand that, in order to manage and administer my stock options, TW and its affiliates will process, use and transfer certain personal information about me, as detailed and described in Section 22 of the Agreement, which is incorporated by reference into and made part of this notice.

I further agree that I have read and will comply with TW's Securities Trading Policy (also accessible on the HR Web site), which I understand may be updated from time to time.

I understand that I may be entitled now and from time to time to receive certain other documents, including TW's annual report to stockholders and proxy statements (which become available each year approximately three months after TW's fiscal year end), and I hereby consent to receive such documents electronically on the Web or as TW directs.

By signing below, I am indicating agreement with each provision of this Notice and the Agreement, which is part of this Notice. This Notice supersedes any other notices with the same grant number.

----------------------                                  ------------------------
Time Warner Inc.                                        Date


READ AND AGREED


----------------------                                  ------------------------
[Name]                                                  Date

Please return the signed form to your local HR representative or Stock Plan Administration as this address: One Time Warner Center - Rm. 16-272
                                New York, NY 10019-8016


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